SERIES G DEBENTURES	12 Months Ended
Dec. 31, 2021
Notes Payable [Abstract]
SERIES G DEBENTURES

NOTE 10:  SERIES G DEBENTURES

In June 2016, Tower raised approximately $115,000 through the issuance of long-term unsecured non-convertible debentures (“Series G Debentures”).

The Series G Debentures are payable in seven semi-annual consecutive equal installments from March 2020 to March 2023 and carry an annual interest rate of 2.79%, payable semi-annually. The principal and interest amounts are denominated in NIS and are not linked to any index or to any other currency. The Company entered into cash flow hedging transactions to mitigate the foreign exchange rate differences on the principal and interest using a cross-currency swap.

As of December 31, 2021 and December 31, 2020, the outstanding principal amount of Series G Debentures was NIS 201 million and NIS 334 million, respectively (approximately $64,000 and $104,000, respectively), with related hedging transactions net asset fair value of approximately $13,000 and $17,000, respectively. The changes in the fair value of outstanding principal amount of the debentures and in the fair value of the hedging transaction are attributed to the corresponding changes in the exchange rates during the reported periods (see Note 12D). The Series G Debentures’ indenture includes customary financial and other terms and conditions, including a negative pledge and financial covenants. As of December 31, 2021, the Company was in compliance with all of the financial covenants under the indenture.

Composition by repayment schedule as of December 31, 2021:

Details	Interest Rate	2022	2023	Total
Series G Debentures	2.79%	$42,996	$21,495	$64,491
Accretion of carrying amount to principal amount				(409)
Carrying amount				$64,082